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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2004


                           PARK PLACE SECURITIES, INC.

                  (as depositor under the Pooling and Servicing
                Agreement, dated as of August 1, 2004, providing
                  for the issuance of Asset-Backed Pass-Through
                         Certificates, Series 2004-WCW1)


                           Park Place Securities, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           Delaware                333-115827         34-1993512
----------------------------       -----------        ----------------
(State or Other Jurisdiction       (Commission        (I.R.S. Employer
of Incorporation)                  File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                              92868
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660


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                                       -2-

Item 2. Acquisition or Disposition of Assets
        ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On August 6, 2004, a series of certificates, entitled Park Place Securities, Inc., Asset- Backed Pass-Through Certificates, Series 2004-WCW1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2004 (the "Agreement"), attached hereto as
Exhibit 4.1, among Park Place Securities, Inc. as depositor (the "Depositor"), Countrywide Home Loans Servicing LP as master servicer (the "Master Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates" "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $ 1,565,329,270 as of August 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 4, 2004, between Ameriquest as seller and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, and the Class M-8 Certificates were sold by the Depositor to Credit Suisse First Boston LLC, BNP Paribas Securities Corp. and Countrywide Securities Corporation (the "Underwriters"), pursuant to an Underwriting Agreement, dated August 4, 2004 (the "Underwriting Agreement") among the Depositor, Ameriquest and the Underwriters.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



                    INITIAL CERTIFICATE     PASS-THROUGH                       INITIAL CERTIFICATE       PASS-THROUGH
      CLASS         PRINCIPAL BALANCE(1)        RATE              CLASS        PRINCIPAL BALANCE(1)          RATE
      -----         --------------------        ----              -----        --------------------          ----
A-1...............     $ 594,414,000          Variable      M-5..............     $   18,783,000           Variable
A-2...............     $ 594,413,000          Variable      M-6..............     $   17,218,000           Variable
M-1...............     $ 103,308,000          Variable      M-7..............     $   17,218,000           Variable
M-2...............     $  40,697,000          Variable      M-8..............     $   17,218,000           Variable
M-3...............     $  78,264,000          Variable      M-9..............     $   15,653,000           Variable
M-4...............     $  17,218,000          Variable

(1)      Approximate.

                  The Certificates, other than the Class M-9, the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated August 4, 2004 (the "Prospectus Supplement"), and the Prospectus, dated June 7, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class M-9 Certificates, the Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7. Financial Statements and Exhibits
        ---------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


         Exhibit No.                             Description
         -----------                             -----------
              4.1 Pooling and Servicing Agreement, dated as of August 1, 2004, by and among Park Place Securities, Inc. as Depositor, Countrywide Home Loans Servicing LP as Master Servicer and Wells Fargo Bank, N.A. as Trustee relating to the Series 2004-WCW1 Certificates.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 6, 2004


                                               PARK PLACE SECURITIES, INC.


                                               By:     /s/ John P. Grazer
                                                   ----------------------------
                                               Name:   John P. Grazer
                                               Title:  CFO







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                                Index to Exhibits
                                -----------------




                                                                                                 Sequentially
     Exhibit No.                                 Description                                    Numbered Page
     -----------                                 -----------                                    -------------
         4.1           Pooling and Servicing Agreement, dated as of August                            7
                       1, 2004, by and among Park Place Securities, Inc. as
                       Depositor, Countrywide Home Loans Servicing LP as
                       Master Servicer and Wells Fargo Bank, N.A. as
                       Trustee relating to the Series 2004-WCW1
                       Certificates.






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                                   Exhibit 4.1